UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 2, 2020

MAGNA-LAB, INC.

(Exact name of Registrant as Specified in its Charter)

New York	0-21320	11-3074326
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, 3rd floor, New York, NY		10036
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (646) 768-8417

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 23, 2020, Activist Investor, LLC (the “Seller”), the owner of 116,697,438 common shares (the “Shares”) of Magna-Lab, Inc. (the “Company”) upon conversion of $1,453,811 of promissory notes acquired by the Seller after the Seller purchased control of the Company in July, 2020, agreed to sell the Shares to Liu Lina (the “Purchaser), a resident of China, for $255,000, pursuant to an Amended and Restated Stock Purchase Agreement (the “Stock Purchase Agreement”). The first agreement between the Seller and the Purchase was superseded because it had the incorrect name of the Seller. The Seller is owned 100% owned by David Lazar. The Shares represent approximately 99.0% of the 117,876,762 Class A common shares of the Company’s outstanding common shares.

The sale of the Shares to Ms. Liu was completed on October 2, 2020. Ms. Liu, as the 99.0% majority shareholder of then appointed as directors of the Company the following three persons: Wang Jun, Wang Yang and Bai Zhihui as directors and Ms. Liu as CFO, Treasurer and Secretary (together, the “Designees”). As a result, there was a change of control of the Company; and the change of management will be completed on or about October 12, 2020 (the “New Management Date”), 10 days after the Company’s Information Statement pursuant to SEC Rule 14f-1 was filed with the SEC and mailed to the Company’s stockholders. There is no family relationship or other relationship between the Seller and the Purchaser.

In connection with the sale under the Stock Purchase Agreement, Mr. Lazar resigned as an officer and director, and John B. Lowy and Dovid Kotkes have resigned as directors, and have appoint the Designees as the directors of the Company, on the New Management Date. As a result thereof, the Designees will then become the director of the Company, on or about October 10, 2020.

As of the date of this Form 8-K, the authorized capital stock of the Company consists of 120,000,000 shares of common stock, par value $.001 per share, of which 117,876,762 Class A common plus 567 Class B common) are issued and outstanding, and 5,000,000 shares of Preferred Stock, $.001 par value, none of which shares are issued or outstanding. Each share of Class A common stock is entitled to one vote with respect to all matters to be acted on by the stockholders; and each share of Class B common stock is entitled to five votes per share, and is convertible into one share of Class A common stock.

NEW DIRECTOR AND EXECUTIVE OFFICER

Set forth below is information about the person who will become the Company’s officers and directors, on or about October 12, 2020:

Name	Age	Position(s) with the Company

Wang Jun	53	Director, President and Chief Executive Officer

Wang Yang	40	Director

Bai Zhihui	34	Director

Liu Lina	40	CFO, Treasurer, Secretary (1)

(1) Ms. Liu is also the Purchaser.

Wang Jun was from 2016 to 2018 the President at Boronghongtai Asset Management Co., Ltd. in Beijing, PRC. Since 2019, Mr. Wang has been President of Platinum International Biotech Co., Ltd. in Beijing.

Wang Yang was from 2016-2018 the General Manager at Beijing Zunsheng Investment Consulting Co., Ltd.. Since 2019 He has been the General Manager of Platinum International Biotech Co., Ltd., in Beijing.

Bai Zhihui, since 2016, has been General Manager of Zhenhuikang Biotech Co. Ltd., in Beijing.

Liu Lina (the Purchaser), the designated CFO, Treasury and Secretary, was from 2016 to 2018 the CFO at Boronghongtai Asset Management Co., Ltd. in Beijing. Since 2019, she has been the CFO of Platinum International Biotech Co., Ltd. in Beijing.

There is no family relationship between and among the current directors, and no family relationship between any of the current management and the Designees.

All of our Directors are elected by the shareholders, or in the case of a vacancy, are elected by the Directors then in office, to hold office until the next general meeting of shareholders of the Company and until their successors are elected and qualify or until their earlier resignation or removal. There has not been a meeting of the Company’s shareholders during the two fiscal years ended February 29, 2020.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the Company’s knowledge, during the past ten (10) years, none of the Designees has been:

•	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time; or

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock by (i) each stockholder known by the Company to be the beneficial owner of more than 5% of the Company’s common stock and (ii) by the directors and executive officers of the Company, immediately after the closing of the Share Exchange Agreement, assuming the resignations of all current officers and directors, and the appointment of the Designees as the officers and directors, effective on or about October 12, 2020. The persons or the companies named in the table have sole voting and investment power with respect to the shares beneficially owned.

Name and Address of Beneficial Owner (1)	Class of Common Stock (2)	Number of Shares Beneficially Owned(3)	Percentage of Total Voting Power (2)(3)

Liu Lina	Class A	116,697,438	99.0%
Wang Jun	Class A	-0-	-%
Wang Yang		-0-	-%
Bai Zhihui
All Executive Officers and Directors as a Group (4 persons)	Class A	116,697,438	99.0%

(1)	All shares are beneficially owned and sole voting and investment power is held by the persons named, except as otherwise noted.

(2)	Class B Common Stock is entitled to five votes per share but is otherwise substantially identical to the Class A Common Stock, which has one vote per share. Each share of Class B Common Stock is convertible into one share of Class A Common Stock.
(3)	Based upon 117,876,762 shares issued and outstanding as of the Closing of the change of control.
(4)	The address of the Designees and the Purchaser is Building 11, 2-2307, Lian Hua He Bei Street, West District, Beijing, PRC.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors and 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. To the best of our knowledge (based upon a review of the Forms 3, 4 and 5 filed), no officer, director or 10% beneficial stockholder of the Company failed to file on a timely basis any reports required by Section 16(a) of the Exchange Act during the Company’s fiscal year ended February 29, 2020.

All references to the terms of the Stock Purchase Agreement and the Agreement are qualified in their entirety by reference to the Stock Purchase Agreement itself and the Amendment, which are Exhibits to this Form 8-K.

ITEM 5.01 CHANGE OF CONTROL.

The information set forth in Item 1.01 hereinabove is incorporated by reference. As a result of completing the transaction contemplated by the Stock Purchase Agreement described in Item 1.01 of this Form 8-K, there was a change of control of the Registrant.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

99.1	Amended and Restated Stock Purchase Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: October 5, 2020	/s/ David Lazar
David Lazar, CEO